SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549

                            FORM 8-K

                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report:  January 2, 1997


                          MOMED Holding Co.
     (Exact Name of Registrant as Specified in its Charter)


                             Missouri
         (State or Other Jurisdiction of Incorporation)



    2-67099                                       43-1473496
(Commission File Number                 (IRS Employer ID Number



                  8630 Delmar Blvd., Suite 100
                        St. Louis, MO  63124
             (Address of Principal Executive Office)


                           314-872-8000
      (Registrant's Telephone Number, Including Area Code)

Item 1 Change in Control of Registrant

(a) 1.
     Effective December 20, 1996 ("Effective Date") upon the filing of Articles of Merger with the Secretary of State of Missouri, MOMED Holding Co., a Missouri corporation ("MOMED Holding") was merged with and into MOMED Acquisition, Inc., a Missouri corporation ("MOMED Acquisition") and wholly owned subsidiary of MAIC Holdings, Inc., a Delaware corporation ("MAIC Holdings") pursuant to that certain Agreement and Plan of Merger dated June 11, 1996 between MOMED Holding, MAIC Holdings, and
MOMED Acquisition ("Agreement and Plan of Merger").   The terms
of the Agreement and Plan of Merger are described at pages 7 through 34 of the Registration Statement on Form S-4 of MAIC Holdings, Inc. (Commission File No. 333-13465) and a copy of the Agreement and Plan of Merger is attached to the same Registration Statement as Exhibit A, both of which are adopted and incorporated by reference herein pursuant to Rule 12b-23 of the Securities and Exchange Commission. MOMED Acquisition is the surviving legal entity of the Merger under the name of "MOMED Holding Co." MOMED Holding operates as an insurance holding company and through its wholly owned subsidiary, Missouri Medical Insurance Company, a Missouri corporation ("MOMEDICO") is engaged in, among other things, the business of providing medical
professional liability insurance.   The Agreement and Plan of
Merger was approved by the State of Missouri Department of Insurance by order dated August 13, 1996.

     As of the Effective Date, each issued and outstanding share of Class A Common Stock of MOMED Holding was converted into the right to receive at the election of the holder of such Class A Common Stock, subject to possible proration as set forth in the Agreement and Plan of Merger, either cash or common stock of MAIC Holdings (collectively, "Merger Consideration"). Each holder of issued and outstanding shares of Class A Common Stock of MOMED Holding had the right to elect to receive $25.32 (without interest) per share of MOMED Holding Class A Common Stock ("Cash Election") or to elect to have such holders' shares of MOMED Holding Class A Common Stock converted as of the Effective Date into .779 of a share of MAIC Holdings common stock for a share of MOMED Holding Class A Common Stock ("Stock Election"). Holders of shares of MOMED Holding Class A Commons Stock on October 18, 1996, the record date for the special meeting of the stockholders of MOMED Holding, were furnished a form for making the election together with a Proxy Statement/Prospectus and proxy card. Pursuant to the returned elections forms, holders of 483,132 shares of MOMED Holding Co. Class A Common Stock elected to receive MAIC Holdings common stock pursuant to properly executed Stock Elections, and holders of a total of 249,066 shares of MOMED Holding Co. Class A Common Stock either elected to receive cash pursuant to properly executed Cash Elections or were deemed to have made Cash Elections pursuant to the Proxy Statement/Prospectus. Accordingly, the persons making Stock Elections are entitled to receive 376,359 shares of MAIC Holdings common stock (46,852 of which will be owned by MOMEDICO and will not be treated as outstanding for accounting purposes) and the persons making Cash Elections are entitled to receive $6,306,351.12 in each case as of the Effective Date of the merger and without proration.

     To the knowledge of MOMED Holding Co., there were no third party financing used by MAIC Holding in connection with this transaction.


     As of the Effective Date, MOMED Holding Co. ceased to exist and its Class A common stock, previously registered under the Securities Exchange Act of 1934, was converted into the right to receive the Merger Consideration. The surviving MOMED Acquisition, Inc. has one shareholder, MAIC Holdings, Inc. As part of the merger transaction MOMED Holding Co. redeemed the Common Share Purchase Rights which were registered under the Securities Exchange Act of 1934 and were issued pursuant to the MOMED Holding Co. Rights Agreement dated February 24, 1995. As of the Effective Date, there are no outstanding securities registered under the Securities Exchange Act of 1934 associated with MOMED Holding Co. See Forms 15 filed by MOMED Holding Co. contemporaneously herewith.

2. The agreement among members of the former and the new control groups with respect to election of directors and the operations of the surviving corporation are summarized in the Registration on Form S-4 of MAIC Holdings, Inc. (Commission File No. 333-13465) at page 21 under the Section entitled "Interests of Certain Persons in the Transaction: and at page A-31, under
Section 9 entitled "Post Closing Covenants," which provisions are adopted and incorporated by reference herein pursuant to Rule 12b-23 of the Securities and Exchange Commission.

(b) There is no arrangement known of by MOMED Holding Co. which may at a subsequent date result in a change in control of MOMED
Holding Co.

(c) See also the Form 8-K of MAIC Holdings, Inc. filed contemporaneously herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MOMED Holding Co.


                              BY:  KRIETE HOLLRAH
                                   Kriete Hollrah
                                   Executive Vice President

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                             Form 15

Certification and Notice of Termination of Registration under
Section 12(g) of the Securities Exchange Act of 1934 or
Suspensions of Duty to File Reports Under Sections 13 and 15(d) of the Securities Exchange Act of 1934

                 Commission File Number 2-67099

                         MOMED Holding Co.
     (Exact name of registrant as specified in its charter)

            8630 Delmar Blvd, Suite 100, St. Louis, MO  63124
(Address, including zip code, and telephone number, including area code, or registrant's principal executive offices)

                      Class A Common Stock
    (Title of each class of securities covered by this Form)


Titles of all other classes of securities for which a duty to file reports under section 13(a) or 15(d) remains)

Please indicate an X in the box(es) to designate the appropriate rule provision(s) relied upon to terminate or suspend the duty to file reports:

          Rule 12g-4(a)(1)(i) [X]       Rule 12H-3(b)(1)(ii) [ ]
          Rule 12g-4(a)(1)(ii)[ ]
          Rule 12g-4(a)(2)(i) [ ]       Rule 12h-3(b)(2)(i)  [ ]
          Rule 12g-4(a)(2)(ii)[ ]       Rule 12h-3(b)(2)(ii) [ ]
          Rule 12h-3(b)(1)(i) [ ]       Rule 15d-6           [ ]

Approximate number of holders of record as of the certification or
notice date:      None*

Pursuant to the requirements of the Securities Exchange Act of 1934 (Name of registrant as specified in charter) has caused this certification/notice to be signed on its behalf by the undersigned duly authorized person.


DATE:   1/2/97                          BY: KRIETE HOLLRAH
                                        Kriete Hollrah
                                        Executive Vice President

Instruction: This form is required by Rules 12g-4, 12h-3 and 15d-6 of the General Rules and Regulations under the securities Exchange Act of 1934. The registrant shall file with the Commission three copies of Form 15, one of which shall be manually signed. It may be signed by an officer of the registrant by counsel or by any other duly authorized person. the name and title of the person signing the form shall be typed or printed under the signature.

*All shares acquired by merger. See Form 8-K of MOMED Holding Co. filed contemporaneously herewith.

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                             Form 15

Certification and Notice of Termination of Registration under
Section 12(g) of the Securities Exchange Act of 1934 or
Suspensions of Duty to File Reports Under Sections 13 and 15(d) of the Securities Exchange Act of 1934

                 Commission File Number 2-67099

                         MOMED Holding Co.
     (Exact name of registrant as specified in its charter)

            8630 Delmar Blvd, Suite 100, St. Louis, MO  63124
(Address, including zip code, and telephone number, including area code, or registrant's principal executive offices)


                   Common Share Purchase Rights
    (Title of each class of securities covered by this Form)


Titles of all other classes of securities for which a duty to file reports under section 13(a) or 15(d) remains)

Please indicate an X in the box(es) to designate the appropriate rule provision(s) relied upon to terminate or suspend the duty to file reports:

          Rule 12g-4(a)(1)(i) [X]       Rule 12H-3(b)(1)(ii) [ ]
          Rule 12g-4(a)(1)(ii)[ ]
          Rule 12g-4(a)(2)(i) [ ]       Rule 12h-3(b)(2)(i)  [ ]
          Rule 12g-4(a)(2)(ii)[ ]       Rule 12h-3(b)(2)(ii) [ ]
          Rule 12h-3(b)(1)(i) [ ]       Rule 15d-6           [ ]

Approximate number of holders of record as of the certification or
notice date:      None*

Pursuant to the requirements of the Securities Exchange Act of 1934 (Name of registrant as specified in charter) has caused this certification/notice to be signed on its behalf by the undersigned duly authorized person.


DATE:  1/2/97                    BY:    KRIETE HOLLRAH
                                        Kriete Hollrah
                                        Executive Vice President

Instruction: This form is required by Rules 12g-4, 12h-3 and 15d-6 of the General Rules and Regulations under the securities Exchange Act of 1934. The registrant shall file with the Commission three copies of Form 15, one of which shall be manually signed. It may be signed by an officer of the registrant by counsel or by any other duly authorized person. the name and title of the person signing the form shall be typed or printed under the signature.

*All rights were redeemed as part of a merger. See Form 8-K of MOMED Holding Co. filed contemporaneously herewith.